SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]

         Pre-Effective Amendment No.                                        [ ]
                                      -----
         Post-Effective Amendment No.  20                                   [X]
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                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]

         Amendment No.  21                                                  [X]
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          The James Advantage Funds - File Nos. 333-37277 and 811-8411
                  1349 Fairground Road, Beavercreek, Ohio 45385
                     (Address of Principal Executive Office)

        Registrant's Telephone Number, including Area Code: (937)426-7640
                  Barry R. James, P.O. Box 8, Alpha, Ohio 45301
                     (Name and Address of Agent for Service)

                                  With copy to:
                  Donald S. Mendelsohn, Esq., Thompson Hine LLP
              312 Walnut Street, 14th Floor, Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

         [ ]    immediately upon filing pursuant to paragraph (b)
         [X]    on March 1, 2009 pursuant to paragraph (b)
         [ ]    60 days after filing pursuant to paragraph (a)(1)
         [ ]    on _____________ pursuant to paragraph (a)(1)
         [ ]    75 days after filing pursuant to paragraph (a)(2)
         [ ]    on _____________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         [ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 JAMES ADVANTAGE
                                      FUNDS

                                   Advised by
                         James Investment Research, Inc.


                                  March 1, 2009


                                   Prospectus

                               Institutional Class

                       JAMES BALANCED: GOLDEN RAINBOW FUND

These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      Prospectus


                                                                   March 1, 2009


                       JAMES BALANCED: GOLDEN RAINBOW FUND
                                   P.O. Box 8
                                Alpha, Ohio 45301

               For Information, Shareholder Services and Requests:
                                 (800) 99 JAMES
                                 (800) 995-2637
                               info@jamesfunds.com
                               www.jamesfunds.com

      The James Advantage Funds (the "Trust") currently offers one series of Institutional Class shares to investors: the James Balanced: Golden Rainbow Fund. The investment adviser to this series of the Trust is James Investment Research, Inc. (the "Adviser").

      James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY............................................................
EXPENSE INFORMATION............................................................
MANAGEMENT ....................................................................
HOW TO PURCHASE SHARES.........................................................
EXCHANGE PRIVILEGE.............................................................
HOW TO REDEEM SHARES...........................................................
MARKET TIMING POLICY...........................................................
DIVIDENDS AND DISTRIBUTIONS....................................................
TAXES..........................................................................
CALCULATION OF SHARE PRICE.....................................................
FINANCIAL HIGHLIGHTS...........................................................

RISK/RETURN SUMMARY

What is the Fund's Investment Objectives?

      James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

What is the Fund's Principal Investment Strategy?

      The Adviser does much of its own research using quantitative databases and statistical expertise. It uses a number of elements to help predict future stock and bond price movements. The Adviser uses a proprietary investment model to select stocks for the Fund that it believes are undervalued and more likely to appreciate. The Adviser focuses on value, neglect or stocks which are underrepresented by institutional investors, as well as on management commitment. The Adviser also assesses a number of fundamental factors such as earnings, earnings trend, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations. The model evaluates over 8,000 companies of all capitalization ranges.


      The Fund may borrow up to one-third of the value of its total assets (including the amount borrowed). The Fund also may engage in reverse repurchase agreements in which the Fund sells a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at the same price plus interest. The Fund aggregates reverse repurchase agreements with its borrowings for purposes of limiting its borrowings to one-third of its total assets. The borrowing of securities for short sales is excluded for purposes of this limitation.


      For temporary defensive purposes, under adverse market conditions, the Fund may hold all or a substantial portion of its assets in a combination of short-term U.S. Government or high quality money market instruments, repurchase agreements collateralized by such securities, money market funds or other cash equivalents. If the Fund acquires shares of another mutual fund, including a money market fund, you will be subject to additional management fees attributable to the underlying fund. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When and to the extent the Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective.

      The Fund may lend securities to broker-dealers or institutional investors. The Fund will not lend portfolio securities unless the loan is secured by collateral in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund will not enter into securities lending arrangements unless the Fund has the ability to call loaned securities to vote proxies, or otherwise can obtain rights to vote or consent with respect to a material event affecting the loaned securities. The Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total assets (including collateral received from the loans).

      The Fund invests primarily in common stocks that the Adviser believes are undervalued and high quality debt securities. The Fund will normally hold both common stocks and debt securities, generally with 40% - 60% invested in common stocks. Up to 60% of the Fund's common stock investments may be in small capitalization stocks. The Fund may invest up to 90% of its assets in either common stocks or debt securities. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (3 to 5 years).

      The Adviser expects that the fixed income portion of the Fund's portfolio will consist primarily of U.S. government securities or high-grade corporate bonds. When the Adviser believes that interest rates will fall, it may extend maturities in anticipation of capital appreciation in the bonds. If the Adviser believes that interest rates may rise, it expects to seek capital preservation through the purchase of shorter-term bonds. The Fund may invest in debt securities of any maturity, consistent with the Fund's anticipated needs for liquidity. The Fund will limit its purchases of non-governmental debt securities to issues rated "A3" or better by Moody's Investors Service, Inc. ("Moody's") or A- or better by Standard & Poor's Ratings Group ("S&P"), to high quality money market instruments, or to unrated securities determined by the Adviser to be of equivalent quality.

What are the Principal Risks of Investing in the Fund?

      Market Risk. The risk of losing money due to general market movements is called market risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Common stocks and other equity securities are subject to market risks, such as a rapid increase or decrease in a stock's value or liquidity, and the fluctuations due to a company's earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

      Stock Selection Risk. The risk that the Adviser will fail to correctly identify overvalued and undervalued stocks is called stock selection risk. The success of the Fund's strategy is dependent on the Adviser's ability to correctly identify undervalued and overvalued stocks. If the Adviser is not successful, the Fund may experience losses regardless of the overall performance of the stock markets.

      Securities Lending Risk. When the Fund engages in securities lending, it will be subject to the risk that the borrower may fail to return the loaned securities or that the borrower may fail to provide additional collateral.

      Debt Security Risk. Investments in debt securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.


      Leverage Risk. This is the risk associated with securities or practices that multiply small market movements into large changes in value. Borrowing may be construed as a form of leverage. Because they are considered a form of borrowing, reverse repurchase agreements also are subject to leverage risk because borrowing magnifies the Fund's potential for gain or loss and, therefore, increases the possibility of fluctuation in the Fund's net asset value.

      Reverse Repurchase Transaction Risk. Reverse repurchase transactions may increase fluctuations in the Fund's net asset value. Reverse repurchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.


      Small Capitalization Risk. The Fund will be subject to the risks associated with investing in small capitalization companies. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks have liquidity concerns. The Fund will not invest more than 15% of its net assets in illiquid securities.

      An investment in the Fund is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance Summary

      Since the Institutional Class shares have not been available to investors for a full calendar year, the performance shown below is for the Retail Class shares, which are not offered in this Prospectus. The bar chart and performance table below show the variability of the returns of the James Balanced: Golden Rainbow Fund, which is one indicator of the risks of investing in the Fund. The bar charts show changes in the Fund's returns from year to year for the last ten years or since inception. The table shows how the Fund's average annual total returns over time compared to a broad-based securities market index. Institutional Class shares would have annual returns substantially similar to those of Retail Class shares because both classes invest in the same portfolio of securities. The annual returns would differ to the extent that the two classes do not have the same expenses. Retail Class shares are subject to Rule 12b-1 distribution fees, while Institutional Class shares are not subject to any distribution fees. The Fund's performance in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

James Balanced: Golden Rainbow Fund (Retail Class Shares)

1999                   3.42%
2000                   4.58%

2001                   2.56%            Best Quarter:
2002                  -0.79%            2nd Quarter 2003      +9.89%
2003                  18.22%
2004                  12.97%            Worst Quarter:
2005                   8.37%            3rd Quarter 2008      -5.37%
2006                   7.90%
2007                   8.61%
2008                  -5.53%


Average Annual Total Returns for Periods Ended December 31, 2008
(Retail Class Shares)


                                                         One      Five     Ten
                                                         Year     Years   Years
James Balanced: Golden Rainbow Fund Return Before
Taxes                                                   -5.53%    6.27%   5.84%
James Balanced: Golden Rainbow Fund  Return After
Taxes on Distributions ("pre-liquidation")(1)           -6.04%    5.42%   4.31%
James Balanced: Golden Rainbow Fund Return After
     Taxes on Distributions and Sale of Fund Shares
     ("post-liquidation")                               -3.50%    5.08%   4.28%
S&P 500 Index* (reflects no deduction for fees,
expenses or taxes)                                     -37.00%   -2.19%  -1.38%
Blended 25/25/50 Index** (reflects no deduction
    for fees, expenses or taxes)                       -16.73%    1.66%   3.60%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

* The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.

** The Blended Index is comprised of a 25% weighting in the S&P 500 Index, a 25% weighting in the Russell 2000 Index (a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization) and a 50% weighting in the Lehman Brothers Intermediate Government/Credit Bond Index (an unmanaged index generally representative of intermediate term bonds).

EXPENSE INFORMATION

The following tables describe the fees and expenses that you would pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Load Imposed on Purchases                                    None
Maximum Deferred Sales Load Imposed on Purchases                           None
Redemption Fees                                                            None

Annual Fund Operating Expenses (expenses deducted from Fund assets):

                       James Balanced: Golden Rainbow Fund

-------------------------------------------------------
Management Fee                                    0.74%
Distribution (12b-1) Fee                          None
Other Expenses                                    0.19%
                                                  -----
Acquired Fund Fees and Expenses (AFFE)            0.03%
                                                  -----
Total Annual Fund Operating Expenses              0.96%
                                                  -----

Example

      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 Year       3 Years     5 Years    10 Years
                                                         ------       -------     -------    --------
James Balanced: Golden Rainbow - Institutional Class     $98          $306        $531       $1,178


MANAGEMENT

      Investment Adviser

      The Fund retains James Investment Research, Inc. (the "Adviser"), P.O. Box 8, Alpha, Ohio 45301, to manage the Fund's investments. The Adviser was established in 1972 and provides advice to institutional as well as individual clients.

      For the fiscal year ended June 30, 2008, the Adviser received fees of 0.74%, of the average daily net assets of the Fund.

      A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory contract between the Adviser and the Trust is available in the Funds' annual report to shareholders for the fiscal year ended June 30, 2008.

      The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

      Portfolio Management


      The Fund is managed by an investment committee of the Adviser, which consists of seven members. The investment committee makes the investment decisions for the Fund, and is primarily responsible for the day-to-day management of the Fund's portfolio. The SAI provides additional information about each portfolio manager's compensation, other managed accounts, and ownership of Fund shares. The seven members of the investment committee are listed below. Each member of the investment committee has held his or her current position with the Adviser for at least the last five years unless indicated otherwise below.

      Dr. Frank James, PhD, is the Founder and Chairman of the Adviser and a portfolio manager. Dr. James earned his Ph.D. from Rensselaer Polytechnic Institute in 1967. Dr. James was formerly in charge of the graduate management program and a professor of Management and Statistics at the Air Force Institute of Technology. His current responsibilities include overseeing the Adviser's investment management and research.


      Barry R. James, CFA, CIC is President of the Adviser and a portfolio manager. Prior to September 2007, Mr. James was Executive Vice president of the Adviser. He is a principal officer of the James Advantage Funds. He received his undergraduate degree from The United States Air Force Academy and his Master's Degree from Boston University. He joined the Adviser in its beginning years before a tour of duty as an officer with the United States Air Force. He returned to the Adviser in 1986. Mr. James currently oversees the management of the Adviser.

      Ann M. Shaw, CFP, joined the Adviser in 1978 and is the Chief Operating Officer and a portfolio manager. She is involved in security analysis and client service. Ms. Shaw received her Bachelor's Degree from Capital University.


      Thomas L. Mangan joined the Adviser in 1994 and is a Senior Vice President and a portfolio manager. Prior to September 2006, Mr. Mangan was Vice president of the Adviser. Mr. Mangan is also a principal officer of the James Advantage Funds. He is a graduate of The Ohio State University and earned his MBA from The University of Notre Dame in 1974. Mr. Mangan has over 30 years experience in trading and portfolio management including positions in New York, London and Chicago. He is a CMFC and has been an adjunct professor in the Finance Department at Wright State University since 2000.

      David W. James, CFA, joined the Adviser in 1981 and is a Senior Vice President of Research and a portfolio manager. Prior to September 2006, Mr. James was Vice president of the Adviser. His responsibilities include research projects and statistical analysis. Mr. James studied computer science and statistics at Florida State University and Wright State University.


      R. Brian Culpepper joined the Adviser in 1995, and is a portfolio manager. Mr. Culpepper is involved in equity research. He is a graduate of Wright State University in Dayton, Ohio where he earned a double Bachelor of Science degree in Management Information Systems and Management in 1995 and an MBA in 2005 and is a CMFC.

      Brian Shepardson, CFA, CIC joined the Adviser in 1999. He is a portfolio manager and is involved in equity and fixed income research. Mr. Shepardson obtained his BBA from the University of Cincinnati in 1996 and holds a CFA charter and is a CMFC.

      Portfolio managers rotate through various positions to ensure depth of skills and familiarity with the process. Portfolio managers are limited by the objectives and constraints of the Fund and by the strategies adopted by the investment committee of the Adviser.

HOW TO PURCHASE SHARES

      The Fund currently offers Retail Class and Institutional Class shares. Retail Class shares are offered in a separate prospectus. For information about the Retail Class shares, or to obtain a copy of the prospectus, call the Fund at
(800) 995-2637 or call your financial adviser.

      Institutional Class shares of the Fund are available only through registered investment advisers and bank trust departments (collectively referred to as eligible institutional intermediaries) that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust). Eligible financial intermediaries may charge a fee for their services, set different minimum initial and additional investment requirements, or impose other charges and restrictions. The minimum initial investment for Institutional Class shares is $50,000 (for this purpose, shares of clients of an eligible institutional intermediary are aggregated). For more information on how to purchase Institutional Class shares, call your eligible institutional intermediary.

      Important Information About Procedures for Opening an Account

      Federal law requires all financial intermediaries to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, the eligible institutional intermediary will ask for your name, residential address, date of birth, government identification number and other information that will allow it to identify you. The eligible institutional intermediary may also ask to see your driver's license or other identifying documents. If the eligible institutional intermediary does not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If the eligible institutional intermediary is unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if the eligible institutional intermediary is unable to verify your identity, it reserves the right to close your account without notice and return your investment to you at the net asset value determined on the day in which your account is closed. If the eligible institutional intermediary closes your account because it is unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

      Initial Purchase

      You may purchase Institutional Class shares through your eligible institutional intermediary provided it has made arrangements to do so with the Trust. You can obtain an investment application from your eligible institutional intermediary. New purchases of Institutional Class shares are not available directly from the Fund and may not be available through certain eligible institutional intermediaries who do not have appropriate agreements in place with the Trust.

      When shares are purchased this way, the intermediary may:

o     Charge a fee for its services.

o     Act as the shareholder of record of the shares.

o Set different minimum initial and additional investment requirements (which may be higher or lower than the Fund's stated minimums).

o     Impose other charges and restrictions.

o Designate additional intermediaries to accept purchase and sale orders on the Fund's behalf.

      The Trust considers a purchase or sale order as received when its authorized agent receives the order in proper form. These orders will be priced based on the net asset value of the Institutional Class shares next computed after such order is received in proper form. It is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust.

      General Purchase Information

      The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person.

      Institutional Class shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by the Trust or its authorized agent by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time, are processed at that day's net asset value. Your eligible institutional intermediary may not be an authorized agent for this purpose. Investments received by the Trust or its authorized agent after the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time are processed at the net asset value next determined on the following business day. It is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust. Any change in price due to the failure of the Trust to receive an order timely must be settled between the investor and the authorized agent placing the order.

      Additional Purchases

      After your initial purchase of Institutional Class shares through an eligible institutional intermediary, additional purchases may be made. Please contact your eligible institutional intermediary for further details on making additional purchases of shares.

EXCHANGE PRIVILEGE

      Shares of the Fund may be exchanged for shares of any other of the funds of the Trust. You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. Your exchange will be made at the next determined net asset value after receipt of a request by the Transfer Agent.

      Exchanges may only be made for shares of the other funds of the Trust then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 30 days' prior notice to shareholders. For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. You may, therefore, incur a taxable gain or loss in connection with the exchange. Before making an exchange, contact the Transfer Agent to obtain more information about exchanges.


HOW TO REDEEM SHARES

      You may redeem Institutional Class shares of the Fund through your eligible institutional intermediary on each day that the Trust is open for business. Upon receipt by the Fund of a proper redemption request, the Fund will redeem shares at their next determined net asset value. Redemption requests received by the Trust or its authorized agent after the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at the net asset value next determined on the following business day.

      The Fund will forward the proceeds of your sale to your eligible institutional intermediary within 7 days (normally within 3 business days) after receipt of a proper request. Proceeds that are sent to your eligible institutional intermediary will not usually be reinvested for you unless you provide specific instructions to do so.

      MARKET TIMING POLICY

      The Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as "market timing," can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. For example, excessive redemption orders may require us to sell securities in our portfolio at inopportune times to fund redemption payments. Accordingly, the Board of Trustees has adopted policies that seek to restrict market timing activity. If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and the Fund disclaims responsibility for any consequent losses that the investor may incur. The Fund's response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor's trading history in the Fund.

      The Fund's excessive trading policies generally do not apply to systematic purchases and redemptions. Eligible institutional intermediaries (such as investment advisers and bank trust departments) generally must establish omnibus accounts with the Fund (or other financial intermediaries) for their customers in which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, a market-timing policy (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce its market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person (such as an eligible institutional intermediary) that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with which the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

      The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

      Many investors trade in shares of the Fund through omnibus accounts of financial intermediaries, and, if excessive trading is identified in such an account, the Fund may instruct the financial intermediary (or the indirect intermediary) to restrict the investor responsible for the excessive trading from any further trading in the Fund. However, some omnibus accounts submit to the Fund a daily aggregate purchase order and aggregate redemption order reflecting the trade orders of multiple unidentified investors. Accordingly, the Fund may not be able to identify individual investors engaged in market timing through such omnibus accounts.

      Some financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. You should read carefully any materials provided by the eligible institutional intermediary or other financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

      Income dividends and capital gain distributions are automatically reinvested in additional shares in the Fund at the net asset value per share on the distribution date. You may elect to receive a cash payment of dividends and/or capital gain distributions by notifying the eligible institutional intermediary through which you purchased your shares.

      If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

TAXES

      The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Distributions. The Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent the underlying income of the Fund consists of qualified dividend income, income distributions by the Fund may be subject to a maximum rate of federal income tax of 15% for individuals and may qualify for the "dividends received" deduction for corporations.

Long-Term Capital Gains. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

      After the close of the calendar year you will receive a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You are urged to consult your own tax adviser regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

      On the application or other appropriate form, the Fund will request your certified taxpayer identification number (social security number for individuals) and a certification that you are not subject to backup withholding. Unless you provide this information, the Fund will be required to withhold and remit to the U.S. Treasury 28% of the dividends, distributions and redemption proceeds payable to you. You should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

CALCULATION OF SHARE PRICE

      The price you pay for your shares of the Fund is based on the net asset value per share. The net asset value per share of the Institutional Class shares of the Fund is calculated separately by dividing the total value of the assets of the Institutional Class (including cash and accrued income), less any liabilities of the Institutional Class (including estimated expenses) by the number of shares outstanding of the Institutional Class, rounded to the nearest cent. The net asset value is determined as of the close of the NYSE (generally, 4:00 p.m. Eastern time) on each day that the NYSE is open for business, and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Generally, the NYSE is closed and the share price of the Fund is not calculated on Saturdays, Sundays and national holidays. The net asset value per share of the Fund will fluctuate.

      The Fund's equity securities are valued based on market value. If a market quotation for a security is not readily available, if an unexpected event occurs after the close of the trading market (but before the Fund calculates its net asset value) that materially affects a security's value, when the Adviser determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Fund may use pricing services to determine market value for securities.

      Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

FINANCIAL HIGHLIGHTS


      The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operation. The table below reflects information for the Fund's Retail Class shares. Certain information (including total return information) reflects financial results for a single Retail Class share of the Fund, and such information would differ for Institutional Class shares to the extent expenses of the Retail Class shares differ from those of the Institutional Class shares. The total returns in the table represent the rate that you would have earned on an investment in the Retail Class shares of the Fund (assuming reinvestment of all dividends and distributions). This information was audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. Information regarding Institutional Class shares is not available because this class of shares just began operations.

JAMES BALANCED:  GOLDEN RAINBOW FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                                                                  Year Ended June 30,
                                                             2008          2007           2006           2005          2004
Net asset value at beginning of year                    $   18.33     $   17.32      $   17.18      $   15.28      $  13.72

Income from investment operations:
   Net investment income                                     0.40          0.39           0.34           0.26          0.26
   Net realized and unrealized gains on
   investments                                               0.11          1.34           0.75           1.95          1.56

Total from investment operations                             0.51          1.73           1.09           2.21          1.82

Less distributions:
   From net investment income                              (0.40)        (0.40)         (0.34)         (0.26)        (0.26)
   From net realized gains on investments                  (0.35)        (0.32)         (0.61)         (0.05)        (0.00)(A)

Total distributions                                        (0.75)        (0.72)         (0.95)         (0.31)        (0.26)

Net asset value at end of year                          $   18.09     $   18.33      $   17.32      $   17.18      $  15.28

Total return                                                2.76%        10.13%          6.48%         14.56%        13.32%

Net assets at end of year (000's)                       $ 478,694     $ 341,664      $ 268,766      $ 147,605      $ 83,893

Ratios/Supplemental Data:
Ratio of net expenses to average net assets                 1.18%         1.18%          1.21%          1.26%         1.28%

Ratio of net investment income to average net assets        2.20%         2.24%          2.11%          1.70%         1.77%

Portfolio turnover rate                                       53%           92%            68%            36%           29%

(A) Amount rounds to less than $0.005.

Investment Adviser                          Transfer Agent
James Investment Research, Inc.             JPMorgan Chase Bank, N.A.
P.O. Box 8                                  P.O. Box 5354
Alpha, Ohio 45301                           Cincinnati, Ohio 45201-5354


Custodian                                   Independent Registered Public
U.S. Bank, N.A.                             Accounting Firm
425 Walnut Street                           Deloitte & Touche LLP
Cincinnati, Ohio 45202                      250 East Fifth Street, Suite 1900
                                            Cincinnati, Ohio 45202

Legal Counsel                               Distributor
Thompson Hine LLP                           Unified Financial Securities, Inc.
312 Walnut Street, 14th Floor               2960 N. Meridian Street, Suite 200
Cincinnati, Ohio 45202                      Indianapolis, Indiana 46208


      Additional information about the Fund, including a description of the Fund's policies and procedures for disclosing portfolio securities, is included in the Fund's Statement of Additional Information ("SAI"), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

      Call the Fund at 1-800-99 JAMES (1-800-995-2637) to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

      The Fund's SAI, the annual and semiannual reports to shareholders are also available, free of charge, on the Fund's internet site at www.jamesfunds.com.

      Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund is available on the Commission's internet site at http:/www.sec.gov. Copies of information on the Commission's internet site may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549- 0102.

File No. 811-8411

                       STATEMENT OF ADDITIONAL INFORMATION

                       JAMES BALANCED: GOLDEN RAINBOW FUND


                                November 1, 2008
                            Amended November 7, 2008
                              Amended March 1, 2009


                                   A Series of
                              James Advantage Funds
                             303 Broadway, Suite 900
                             Cincinnati, Ohio 45202
                                 1-800-995-2637

                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST.....................................................2
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS................................3
INVESTMENT LIMITATIONS.......................................................12
DISCLOSURE OF PORTFOLIO HOLDINGS ............................................15
TRUSTEES AND OFFICERS........................................................16
PROXY VOTING POLICIES OF THE TRUST AND ADVISER...............................17
PRINCIPAL HOLDERS OF VOTING SECURITIES.......................................26
INVESTMENT ADVISER...........................................................26
PORTFOLIO MANAGERS...........................................................28
TRANSFER AGENT AND DISTRIBUTOR...............................................31
OTHER SERVICES...............................................................31
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................32
SHARES OF THE FUND...........................................................33
DETERMINATION OF SHARE PRICE.................................................33
ADDITIONAL TAX INFORMATION...................................................35
DISTRIBUTION PLAN............................................................35
FINANCIAL STATEMENTS.........................................................36


      This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the James Balanced: Golden Rainbow Fund dated March 1, 2009. A Prospectus can be obtained by writing the Transfer Agent at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling 888-99 JAMES (888-995-2637).

                            DESCRIPTION OF THE TRUST

      The James Balanced: Golden Rainbow Fund (the "Fund") was organized as a series of the James Advantage Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 29, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. James Investment Research, Inc. serves as the Fund's investment adviser (the "Adviser"). The Fund currently has two classes of shares, the Retail Class shares and the Institutional Class shares.

      Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that each share class may bear different distribution fees, may have different sales charges, certain class specific expenses may be borne solely by each class and each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

      Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.

      Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Purchase Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Calculation of Share Price" in the Fund's Prospectus.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

      This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.

      A. Equity Securities.


      The Fund may invest in common stock, in addition to which, the Fund may invest in preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). Equity securities also include investment company securities that invest primarily in equity securities.


      B. Other Investment Companies.


      The Funds may invest in the securities of other investment companies, including any open-end fund (another mutual fund, including a money market fund), closed-end fund or exchange traded fund ("ETF"). ETFs are listed and traded on national stock exchanges. Some ETFs attempt to track the returns of an index or other group of securities. When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. The Fund has no control over the investments and related risks taken by the underlying investment companies in which it invests.


      C. U.S. Government Obligations.

      The Fund may invest in U.S. Government obligations. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other agencies, such as the Federal Home Loan Banks and the farm credit agencies are federally sponsored, which does not carry an explicit guaranty by the U.S. government. The Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA) are public companies with a right to borrow money from the U.S. Treasury under certain circumstances, but are not explicitly backed by the full faith and credit of the U.S. government. Events in the fall of 2008 have led to aggressive intervention in FNMA and FHLMC, which has resulted in some backing from the U.S. Treasury; however, the ultimate status of these two agencies must be resolved by future legislation.

      D. Municipal Securities.

      The Fund may invest in municipal securities, which are debt/ fixed income securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities. To the extent the Fund invests in municipal obligations, the same credit standards as used in selecting corporate obligations will be applied.

      E. Repurchase Agreements.

      The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government obligations"). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

      F. Illiquid Securities.

      The Fund may normally invest up to 5% of its assets (valued at the purchase date) in illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under the Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

      G. Loans of Securities.

      The Fund may lend portfolio securities with aggregate market value of up to one-third of the Fund's total assets (including collateral received from the loans). Under the lending policy authorized by the Board of Trustees, the borrower must agree to maintain collateral with the Fund on a daily market-to-market basis in an amount at least equal to the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and will be able to vote on any material matter affecting the loaned securities that the Adviser determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

      H. Borrowing and Leverage; Reverse Repurchase Agreements.


      The Fund may borrow from banks up to one-third of its total assets (including the amount borrowed), and may borrow from any person other than a bank for temporary basis only, provided such temporary borrowings do not exceed 5% of the Fund's total assets at the time when the borrowing is made. The Fund may pledge assets in connection with such borrowings. The Fund also may engage in reverse repurchase agreements in which the Fund sells a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at the same price plus interest. While a reverse repurchase agreement is outstanding, the Fund generally will direct its custodian to segregate cash and appropriate liquid assets to cover its obligations under the agreement, marked to market daily. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. The Fund aggregates reverse repurchase agreements with its bank borrowings for purposes of limiting all borrowings to one-third of its total assets.


      If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund's objective would be to pursue investment opportunities with returns that exceed the cost of the borrowings. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

      I. Foreign Securities

      While not a principal investment strategy, the Fund may invest, without limitation, in foreign securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies) and American depository receipts ("ADRs"). ADRs are certificates of ownership issued by a U.S. bank as a convenience to investors in lieu of the underlying shares which its holds in custody.

      There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

      J. When-Issued Securities and Forward Commitments.

      The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's Custodian, cash or U.S. Government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

      K. Portfolio Turnover

      The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund may, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. The Fund's portfolio turnover rate is not expected to exceed 100% and historically has been much less than 100%.

      L. Hedging Transactions.

      The Fund may utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to manage the effective maturity or duration of fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon (collectively, all the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the Fund's assets will be committed to Hedging Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

      Hedging Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions would result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the appreciation of the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.

General Characteristics of Options

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For example, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

      With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. While this type of arrangement allows the Fund greater flexibility to tailor an option to its need, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

      The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures

      The Fund may enter into financial futures contracts, or purchase or sell put and call options on such futures, as a hedge against anticipated interest rate, currency or equity market changes, for duration management, and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such option.

      The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices

      The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss of an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and any combination of futures and options transactions ("component" transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its competent transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurodollar Instruments

      The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated and Other Special Accounts

      Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its Custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the Custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

      OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC-guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                             INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), that is, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Fund will not purchase or sell commodities except as described in the Prospectus and Statement of Additional Information. This limitation does not preclude the Fund from acquiring commodities as a result of ownership of securities or other investments; from entering into options, futures, currency, swap, cap, floor, collar or similar transactions; from investing in securities or other instruments backed by commodities; or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      8. Diversification. The Fund will comply with the standards for diversification as required by the then-current 1940 Act, the rules and regulations promulgated thereunder and interpretations of the Securities and Exchange Commission or its staff.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      With respect to the Fund's diversification, the current standards require that the Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

      1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.


      2. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      3. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

      4. Short Sales. The Fund will not effect short sales of securities.

      5. Illiquid Securities. The Fund will not invest more than 5% of its assets in securities that are restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities that cannot be disposed of within seven days in the ordinary course of business without taking a reduced price.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The following is a summary of the Fund's policies and procedures for disclosing the Fund's portfolio securities to any person requesting this information. No compensation will be received by the Fund, the Adviser, or any other party in connection with the disclosure of information about portfolio securities. The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1) Routine shareholder reports filed quarterly with the SEC within 60 days after the quarter-end and routine shareholder reports distributed to shareholders within 60 days after the six-month end;

      2) For use in preparing and distributing routine periodic reporting to market data agencies; and

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Trust's independent public accounting firm, legal counsel, typesetter and printer.

      The Fund may provide its full holdings to various market data agencies as of the end of a calendar month. All other disclosures are made in accordance with the requests of the parties indicated above. Employees of the Adviser that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, the custodian of the Fund's assets and the Fund's accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis. In addition, certain brokers and market professionals involved in the execution of transactions for the Fund will by necessity have information on Fund holdings and are not covered under this policy.

      This prohibition covers only selective disclosures and does not prohibit a discussion of Fund holdings in a public format, such as a radio or television interview. These events are covered under the James Advantage Funds' Marketing Policies and Procedures.

      Certain products of the Adviser's private client business are very similar to portfolios of the Fund. Consultants which require holdings data on RFPs or on routine questionnaires submitted to the Adviser may have no confidentiality requirements and the Fund can not be assured in such cases that portfolio holdings disclosed to them will be kept confidential. Since the portfolios may be very similar to the Fund, completion of the questionnaire or RFP may constitute a selective disclosure. Also, the Fund has no assurance that market data agencies, such as Morningstar, will keep data provided to them confidential.

      Disclosure of portfolio holdings by the Adviser will be made to other service providers as deemed necessary in the execution of their responsibilities. Legal counsel will have access to portfolio holdings at any time, as will regulators such as the SEC or FINRA if requested. In other cases the Adviser will restrict holdings data to month end data with at least a 30 day lag.

      The Chief Compliance Officer is authorized to determine whether disclosure of the Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Chief Compliance Officer will report any perceived and unresolved conflict between the interests of shareholders and the interests of the Adviser, or any affiliates, to the Fund's Board of Trustees, which will make a determination that is in the best interests of shareholders.

                              TRUSTEES AND OFFICERS

      The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Fund, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended June 30, 2008.

                                                                                                     Number of        Other
                                 Position(s)                                                         Portfolios       Directorships
                                 With Fund/                                                          in Fund          Held by
                                 Time Served/                Principal                               Complex          Trustee
Name/Address/                    Term of                     Occupation During                       Overseen         Outside  the
Age                              Office(1)                   Past 5 Years                            By Trustee       Fund Complex
Interested Trustees:

Barry R. James, CFA(2)           President                   President and CEO,  James               5                None
1349 Fairground Road             and Trustee                 Investment  Research (2006-
James Investment Research, Inc.  Since 1997                  Present),  Executive Vice
Beavercreek, Ohio 45385                                      President, James  Investment
Year of Birth:  1956                                         Research (2000- 2006), CEO, James
                                                             Capital Alliance  (2000-Present)

Disinterested Trustees:

Anthony P. D'Angelo, D.B.A.      Trustee                     Retired Professor  Emeritus,            5                None
c/o James Advantage Funds        Since 1997                  Graduate  School of  Logistics
1349 Fairground Road                                         and  Acquisitions  Management,
Beavercreek, Ohio 45385                                      Air  Force Institute of
Year of Birth:  1930                                         Technology,  Wright-Patterson
                                                             AFB, Ohio (Retired  since 1999)

Leslie L. Brandon                Trustee                     Retired Partner,  Ernst & Young,        5                None
c/o James Advantage Funds        Since May                   LLP, Columbus,  Ohio (1966-2000)
1349 Fairground Road             2003
Beavercreek, Ohio 45385
Year of Birth:  1942

Richard C. Russell               Trustee                     Consultant (2002- Present)              5                Director,
c/o James Advantage Funds        Since May                                                                            Excellence
1349 Fairground Road             2003                                                                                 in
Beavercreek, Ohio 45385                                                                                               Motivation
Year of Birth:  1946                                                                                                  (1994 to
                                                                                                                      Present);
                                                                                                                      Director,
                                                                                                                      Dayton
                                                                                                                      Reliable
                                                                                                                      Tool (1999
                                                                                                                      to Present)

Principal Officers:

Thomas L. Mangan                 Vice                        Senior Vice  President, James           N/A              N/A
1349 Fairground Road             President,                  Investment  Research, Inc.
Beavercreek, Ohio 45385          Chief Compliance
Year of Birth:  1949             Officer, Treasurer,
                                 Secretary and Chief
                                 Financial Officer
                                 since 1997

(1)Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

(2) Mr. James is an "interested person" of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment Adviser to the Trust.

Trustees' Compensation:

Name                       Compensation from the Fund    Total Compensation from Trust*
----                       --------------------------    ------------------------------
Barry R. James                     $    0                            $     0
+ Leslie L. Brandon                $3,440                            $17,200
+Anthony P. D'Angelo               $3,140                            $15,700
+Richard C. Russell                $3,140                            $15,700

+ Member of Audit Committee. The Audit Committee is the only standing committee of the Board of Trustees. The Audit Committee's function is to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee held three regularly scheduled meetings during the fiscal year ended June 30, 2008.

* Amounts shown include payments made to the Trustees in the fiscal year ended June 30, 2008. The Trust does not pay any retirement benefits to the Trustees for their service.

         Trustees' Ownership of Trust Shares (as of December 31, 2008)
         -------------------------------------------------------------

                                   Dollar Range     Aggregate Dollar
                                     of Equity            Range
           Trustee                Securities in         of Equity
                                    Balanced:         Securities in
                                      Golden           Registered
                                   Rainbow Fund    Investment Company
                                   ------------    ------------------
           Barry R. James         Over $100,000       Over $100,000
           Anthony P. D'Angelo    Over $100,000       Over $100,000
           Leslie L. Brandon      Over $100,000       Over $100,000
           Richard C. Russell     Over $100,000       Over $100,000

               PROXY VOTING POLICIES OF THE TRUST AND THE ADVISER

The Trust's Proxy Voting Policies and Procedures

      Pursuant to rules established by the Securities and Exchange Commission, under the 1940 Act, the Board of Trustees of the Trust has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for the Fund.

      The Fund exercises its proxy voting rights with regard to the companies in the Fund's investment portfolio, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations.

      In general, the Board of Trustees of the Trust believes that the Adviser, which selects the individual companies that are part of the Fund's portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes.

      In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

Summary of Adviser's Proxy Voting Guidelines

      The proxy voting decisions for issues not specifically addressed in the following summary are determined on a case-by-case basis. The Adviser has retained Egan Jones to vote proxies on behalf of the Trust in accordance with the Trust's and the Adviser's policies.

Election of Directors in Uncontested Elections

WITHHOLD votes for nominees who:

      o are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees

      o are inside directors and sit on the Audit, Compensation, or Nominating committees

      o are inside directors and the company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

      o ignore a shareholder proposal that is approved by a majority of the shares outstanding.

      o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

      o fail to act on takeover offers where the majority of the shareholders have tendered their shares.

      o implement or renew a "dead-hand" or modified "dead-hand" poison pill.

      o sit on more than four boards.

FOR responsible shareholder proposals calling for the company to name as directors only those who receive a majority of shareholder votes.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that board's Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors. Case-by-case basis on proposals asking that the Chairman be independent.


Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability

AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions

AGAINST proposals regarding charitable contributions.

Proxy Contests (Contested Elections)

Ratifying Auditors

FOR proposals to ratify auditors, unless:

      Non-audit fees exceed 50% of total fees.

      Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST proposals to classify the board.

FOR proposals to repeal ("de-stagger") classified boards and to elect all directors annually.

Removal of Directors

AGAINST proposals that provide that directors may be removed only for cause.

FOR proposals to restore shareholder ability to remove directors with or without cause.

AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

FOR proposals to eliminate cumulative voting.

Calling Special Meetings

AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Acting by Written Consent

AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR proposals to fix the size of the board.

AGAINST proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer Defenses

"Poison Pills"

FOR shareholder proposals that ask the company to submit its "poison pill" for shareholder ratification.

Fair Price Provisions

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

"Greenmail"

FOR proposals to adopt anti-"greenmail" charter or bylaw amendments or otherwise restrict the company's ability to make "greenmail" payments.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with "White Squire"

FOR shareholder proposals to require approval of "blank check preferred stock" issues for other than general corporate purposes.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Capital Structure

Common Stock Authorization

AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company's returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Preferred Stock

AGAINST proposals authorizing creation of new classes of "blank check preferred stock" (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights).

FOR proposals to create "blank check preferred stock" in cases when the company specifically states that the stock will not be used as a takeover defense.

FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

"Blank Check Preferred Stock"

FOR shareholder proposals to have placements of "blank check preferred stock" submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Debt Restructurings

FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Amendments that Place a Maximum limit on Annual Grants or Amend

Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Approval of Cash or Cash & Stock Bonus Plans

FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

"Golden Parachutes" and "Tin Parachutes"

FOR shareholder proposals to have "golden and tin parachutes" submitted for shareholder ratification.

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

Business Combinations and Corporate Restructurings

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

WITHHOLD votes for directors who:

      o are interested directors and sit on key board committees (Audit, Nominating or Compensation committees).

      o are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.

      o attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

      o ignore a shareholder proposal that is approved by a majority of shares outstanding.

      o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

      o sit on more than 10 fund boards.

      o serve as Chairman but are not independent (e.g. serve as an officer of the fund's Adviser).

Investment Advisory Agreements

New Classes or Series of Shares

FOR creating new classes or series of shares.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund's fundamental investment objective to non-fundamental.

Authorizing Board to Hire and Terminate Sub-Advisers without Shareholder
Approval

AGAINST authorizing the board to hire and terminate sub-Advisers without shareholder approval

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Shareholder Proposals

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board's Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR proposals asking that the Chairman be independent.

Establish Director Ownership Requirement

AGAINST establishing a director ownership requirement.

Social Issues

Energy and Environment

AGAINST on proposals that request companies to follow the CERES Principles.

FOR reports that seek additional information, particularly when it appears company has not adequately addressed shareholders' environmental concerns.

South Africa

AGAINST on proposals related to South Africa.

FOR reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

AGAINST on proposals related to the MacBride Principles.

FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears company has not adequately addressed shareholder concerns.

Military Business

AGAINST on defense issue proposals.

FOR reports that seek additional information on military related operations, particularly when company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

FOR reports on international operating policy issues, particularly when it appears company has not adequately addressed shareholder concerns.

World Debt Crisis

AGAINST on proposals dealing with Third World debt.

FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

AGAINST on proposals regarding equal employment opportunities and discrimination.

FOR reports that seek additional information about affirmative action efforts, particularly when it appears company has been unresponsive to shareholder requests.

Animal Rights

AGAINST on proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST on ceasing production of socially questionable products.

FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

AGAINST on proposals regarding human resources issues.

FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.

Trust Proxy Votes for 12 Months Ended June 30, 2008


      Information regarding how the Fund voted proxies related to portfolio securities during the 12-month period ended June 30, 2008 is available upon request by writing the Transfer Agent at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling 888-99 JAMES (888-995-2637), or on the Securities and Exchange Commission's website at http://www.sec.gov.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES.


      As of February 3, 2009, the officers and Trustees of the Fund as a group owned % of the then-outstanding shares of the Fund. An officer of the Trust is a co-trustee of the James Investment Research Profit Sharing Plan (the "Plan"). The percentage of shares of the Fund indicated in the preceding sentence includes shares in the officer's account in the Plan, but does not include any other shares of the Plan.

      As of February 3, 2009, the following persons owned of record, for the benefit of their respective customers, more than 5% of the outstanding voting shares of the Fund:

Name/Address                                                 Percentage Owned
------------                                                 ----------------

Charles Schwab & Co. Inc.                                               45.73%*
Special Custody Account FBO its Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services LLC                                          17.61%
FBO its Customers
200 Liberty Street, One
Manhattan, NY 10281

*May be deemed to control the Fund because it owned of record, for the benefit of others, more than 25% of the outstanding voting shares as of February 3, 2009.


                             THE INVESTMENT ADVISER

      James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301 (the "Adviser") supervises the Fund's investments pursuant to a Management Agreement (the "Management Agreement") subject to the approval of the Board of Trustees. Francis E. James is the controlling shareholder of the Adviser. The Management Agreement was effective for an initial two-year term and is renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Management Agreement provides that it will terminate automatically in the event of its assignment.

      As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly: (a) at the annual rate of 0.74% of the average value of its daily net assets for assets up to and including $500 million, (b) at the annual rate of 0.70% of the average value of its daily net assets for assets from $500 million up to and including $1 billion, (c) at the annual rate of 0.65% of the average value of its daily net assets for assets from $1 billion up to and including $2 billion, and (d) at the annual rate of 0.60% of the average value of its daily net assets for assets over $2 billion. For the fiscal year ended June 30, 2008, the Fund paid to the Adviser fees of $2,868,418. For the fiscal year ended June 30, 2007, the Fund paid to the Adviser fees of $2,276,281. For the fiscal year ended June 30, 2006, the Fund paid to the Adviser fees of $1,555,000.

      The Fund is responsible for the payment of all operating expenses of the Fund, including brokerage fees and commissions; taxes or governmental fees; interest fees and expenses of the non-interested person trustees; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's shareholders; the cost of printing or preparing statements, reports or other documents to shareholders; expenses of shareholders' meetings and proxy solicitations; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto.

      The Adviser retains the right to use the names "Balanced: Golden Rainbow," "James Advantage" or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "Balanced: Golden Rainbow," and "James Advantage" or any variation thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

      The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

                               PORTFOLIO MANAGERS


      The following charts list the Fund's portfolio managers, the number of their other managed accounts per investment category, the total pooled assets of managed accounts (not including the James Advantage Funds) and the beneficial ownership in the Fund(s) managed at the end of the December 31, 2008 calendar year. Listed below the charts is (i) a description of accounts managed where the Advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers' compensation structure at the end of the June 30, 2008 fiscal year, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager, if any.

------------------------------------------------------------------------------------------------------------------------
Account Type                              # of         Total Assets by       # of Accounts by      Total Assets by
                                          Accounts     Type in $ millions    Type subject to       Type Subject to a
                                          by Type                            Performance Fee       Performance Fee
                                                                                                   ($MM)
------------------------------------------------------------------------------------------------------------------------
F.E. James, Ph.D.
------------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.                5            818                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*         1            7.2                   1                     8
------------------------------------------------------------------------------------------------------------------------
Other Accounts                            17           78                    0                     0
------------------------------------------------------------------------------------------------------------------------
Barry R. James, CFA, CIC
------------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.                5            818                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*         1            7.2                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Accounts                            32           426                   0                     0
------------------------------------------------------------------------------------------------------------------------
Ann M. Shaw, CFP
------------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.                5            818                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*         1            7.2                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Accounts                            47           95                    0                     0
------------------------------------------------------------------------------------------------------------------------
Thomas L. Mangan, MBA
------------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.                5            818                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*         1            7.2                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Accounts                            55           447                   0                     0
------------------------------------------------------------------------------------------------------------------------
David W. James, CFA
------------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.                5            818                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*         1            7.1                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Accounts                            31           84                    0                     0
------------------------------------------------------------------------------------------------------------------------
R. Brian Culpepper, MBA
------------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.                5            818                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*         2            7.5                   0                     0
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Other Accounts                            53           43                    0                     0
------------------------------------------------------------------------------------------------------------------------
Brian P. Shepardson, CFA, CIC
------------------------------------------------------------------------------------------------------------------------
Registered Investment Cos.                5            818                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Pooled Investment Vehicles*         1            7.2                   0                     0
------------------------------------------------------------------------------------------------------------------------
Other Accounts                            27           41                    0                     0
------------------------------------------------------------------------------------------------------------------------

* The "other pooled vehicle" is the James Market Neutral Limited Partnership and is the only investment vehicle managed by the Adviser with an incentive or performance based fee. The James Advantage Funds and the James Market Neutral Limited Partnership are team managed. Therefore, counting of these assets for each member of the team will result in asset totals greater than the total assets managed by the Adviser.


Securities Ownership of Portfolio Managers:

Dr. F. E. James, Ph.D.*


-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced:                                                                                              X
Golden
Rainbow
-------------------------------------------------------------------------------------------------------------------

Barry R. James, CFA, CIC*

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced:                                                               X
Golden
Rainbow
-------------------------------------------------------------------------------------------------------------------

Ann M. Shaw, CFP*

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced:                                                                              X
Golden
Rainbow
-------------------------------------------------------------------------------------------------------------------

*F.E. James, Ph.D., Barry R. James and Ann M. Shaw are co-trustees of the James Investment Research Profit Sharing Plan (the "Plan"), and may each be deemed to beneficially own the shares owned by the Plan. Shares indicated as owned by Dr. James, Mr. James and Ms. Shaw, respectively, include shares in his or her account of the Plan, but do not include any other shares of the Plan.

Thomas L. Mangan, MBA

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced:                                                               X
Golden
Rainbow
-------------------------------------------------------------------------------------------------------------------

David W. James, CFA

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced:                                                               X
Golden
Rainbow
-------------------------------------------------------------------------------------------------------------------

R. Brian Culpepper, MBA

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced:                                     X
Golden
Rainbow
-------------------------------------------------------------------------------------------------------------------

Brian P. Shepardson, CFA, CIC

-------------------------------------------------------------------------------------------------------------------
Fund                    -0-   $1M-$10M        10,001-     50,001 -      100,001 -      500,001 -       Over
                                              50,000      100,000       500,000        1,000,000       $1MM
-------------------------------------------------------------------------------------------------------------------
Balanced:                                     X
Golden
Rainbow
-------------------------------------------------------------------------------------------------------------------


Portfolio Manager Compensation. All portfolio managers are compensated in the following manner:

Salary: Determined at employment and periodically adjusted.

Profit Sharing: The net, pre-tax profits of the Adviser are shared with all its employees based on a formula. Dr. F.E. James does not share in this bonus as he is the sole owner of the Adviser.

Portfolio Manager's Bonus: An additional portion of the profits of the Adviser is awarded to portfolio managers. This is based on the value of the assets under management by that portfolio manager, the number of accounts managed and length of service with the Adviser; the longer the tenure, the greater the compensation.

Other bonuses: The Adviser may give additional bonuses at its sole discretion or upon the advice of its Board of Directors.

      A material conflict might arise in the management of the James Balanced:
Golden Rainbow versus the management of other accounts if the dollar value of smaller capitalization stock transactions were to grow to be so large as to cause significant price movements as portfolio managers acquire and liquidate positions. This conflict may arise because many of the Adviser's individually managed portfolios follow the same strategies as the Funds and hold the same securities. The Adviser uses limits in executing larger transactions and has adopted policies and procedures, such as aggregating mutual fund trades with private client transactions and average pricing to ensure that no fund or client has an advantage over other Funds or clients.

                         TRANSFER AGENT AND DISTRIBUTOR

      The Fund retains JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202 (the "Transfer Agent"), to serve as transfer agent, dividend paying agent and shareholder service agent. The Fund retains the Transfer Agent to provide the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. The Fund also retains the Transfer Agent to provide the Fund with fund accounting services, including calculating the Fund's daily net asset value and necessary office equipment, personnel and facilities. Effective June 1, 2006 the Administrative, Fund Accounting and Transfer Agent fees were bundled together for The James Advantage Funds. The Fund paid the Transfer Agent for its services as administrator, fund accountant and transfer agent $414,290 for the fiscal year ended June 30, 2008. The Fund paid the Transfer Agent for its services as administrator, fund accountant and transfer agent $275,691 for the fiscal year ended June 30, 2007. The Fund paid the Transfer Agent for its services as administrator $123,818 for the fiscal year ended June 30, 2006. The Fund paid the Transfer Agent for its services as fund accountant $43,000 for the fiscal year ended June 30, 2006.


      The Fund retains Unified Financial Securities, Inc. (the "Distributor"), 2960 N. Meridian Street, Suite 200, Indianapolis, Indiana 46208, to act as the exclusive agent for distribution of the Fund's shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.


      Certain officers of the Trust are also officers of JPMorgan Chase Bank, N.A., the administrator, the Transfer Agent and accounting services agent for the Trust.

                                 OTHER SERVICES


      The firm of Deloitte & Touche LLP, 250 East Fifth Street, Suite 1900, Cincinnati, Ohio 45202, has been selected as independent registered public accounting firm for the Trust for the fiscal year ending June 30, 2009. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements.


      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian holds all cash and securities of the Fund (either in the Custodian's possession or in its favor through "book entry systems" authorized by the Trustee in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      The Adviser makes investment decisions for the Fund independently from those of the other accounts the Adviser manages; investments of the type the Fund may make, however, may also be made by those other accounts. When the Fund and one or more other accounts the Adviser manages are prepared to invest in, or desire to dispose of, the same security, the Adviser will allocate available investments or opportunities for sales in a manner the Adviser believes to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients.

      The Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

      Orders for the same security for James Balanced; Golden Rainbow Fund and one of the other accounts the Adviser manages, placed at the same time by a portfolio manager will be aggregated. In addition, two or more portfolio managers may place orders for the same security, either to buy or sell, at the same time. These orders will also be aggregated if executed by an Adviser's trader at the same time through the same broker. Orders for trades in the Funds may be bunched, or aggregated with other clients, including limited partnerships. Bunched, or aggregated, orders will be average priced and positions not 100 percent filled will be allocated on a pro-rata basis. These policies apply to all trades: establishing long positions, selling long positions, establishing short positions and closing out short positions. The policies do not require that all Fund trades be aggregated, especially in the case of portfolio maintenance trades or trades specific to a particular portfolio, such as the need to rebalance a portfolio, to raise cash or to invest new cash.

      The Fund paid brokerage commissions of $203,527 for the fiscal year ended June 30, 2008, $209,541 for the fiscal year ended June 30, 2007 and $80,907 for the fiscal year ended June 30, 2006.

      Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits Fund personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                               SHARES OF THE FUND

      The Fund offers two classes of shares, the Retail Class shares and Institutional Class shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. Institutional Class shares are not subject to 12b-1 fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust).

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                          DETERMINATION OF SHARE PRICE

      The price (net asset value) of each class of shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The net asset value of each class of shares of the Fund is calculated separately by dividing the total value of the assets of the class (including cash accrued income), less any liabilities of the class (including estimated accrued expenses) by the number of shares outstanding of the class. Because the value of the Fund's investment portfolio changes every business day, the net asset value usually changes as well.

      Securities that are traded on any exchange are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ over-the-counter market are valued at their NASDAQ Official Closing Price ("NOCP") for all NASDAQ National Market (NNM) and NASDAQ SmallCap MarketSM securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which the Fund determines its net asset value) that materially affects a security's value, when the Adviser determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Fund may use pricing services to determine market value for securities.

      For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of the Fund, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

      Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. Trading of these securities may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the Fund's share price is not calculated. Therefore, the value of the portfolio of a fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

      The calculation of the share price of the Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

                           ADDITIONAL TAX INFORMATION

Taxation of the Funds. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

      While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

      Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

      As of June 30, 2008, the Fund has the following capital loss carryforwards and "post-October" losses. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

                                Capital Loss Carryforward   "Post-October" Loss

Balanced: Golden Rainbow Fund               $0                   $1,285,637

                                DISTRIBUTION PLAN

      With respect to the Retail Class shares of the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the 1940 Act (the "Plan"). The Plan provides for payment of fees to finance any activity that is principally intended to result in the sale of the Fund's Retail Class shares subject to the Plan. Such activities are described in the Prospectus. Pursuant to the Plan, the Distributor may pay fees to brokers and others ("Financial Intermediaries") for such services. The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. The maximum amounts payable by the Fund under the Plan are described in the Prospectus. Some Financial Intermediaries charge fees in excess of the amount available under the Plan, in which case the Adviser pays the additional fees.

      The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, approved the Plan, the Distribution Agreement, the Selling Agreements and the Service Agreements of the Fund by a vote cast in person at a meeting called for the purpose of voting on the Plans and such agreements and by the shareholders. Continuation of the Plan and the related agreements must be approved annually by the Trustees in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the Fund's outstanding Retail Class shares. Any amendment increasing the maximum percentage payable under the Plan must be approved by a majority of the Retail class' outstanding shares, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Board of Trustees, including a majority of the independent Trustees.

      Various state and federal laws limit the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event these laws are deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services. State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to federal law and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

      For the fiscal year ended June 30, 2008, the Fund incurred and paid, under the Plan on behalf of the Fund's Retail Class shares, the following expenses: advertising $82,374; printing and mailing of prospectuses $2,088; printing and mailing of advertisements $201,600; payments to broker-dealers and others for the sale or retention of Fund shares $723,759; payments to underwriters $916 and other expenses $16,983.

                              FINANCIAL STATEMENTS


      The financial statements and report of the independent registered public accounting firm required to be included herein are hereby incorporated by reference to the Annual Report of the James Advantage Funds for the year ended June 30, 2008

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits:

      a.    Declaration of Trust

            Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement on October 6, 1997, is hereby incorporated by reference.

            Copy of Amendment No. 1 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement on October 6, 1997, is hereby incorporated by reference.

            Copy of Amendment No. 2 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement on October 6, 1997, is hereby incorporated by reference.

            Copy of Amendment No. 4 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4 on November 1, 1999, is hereby incorporated by reference.

            Copy of Amendment No. 9 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 14 on October 31, 2006, is hereby incorporated by reference.

            Copy of Amendment No. 10 to Registrant's Declaration of Trust is filed herewith.

      b.    Bylaws

            Copy of Registrant's Amended Bylaws, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on September 2, 2005, is hereby incorporated by reference.

      c.    Not Applicable

      d.    (i)   Investment Advisory Agreement for The James Balanced: Golden
                  Rainbow Fund

                  o Copy of Registrant's Management Agreement with James Investment Research, Inc. for The James Balanced: Golden Rainbow Fund (f.k.a. The James Golden Rainbow Fund), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on May 22, 1998, is hereby incorporated by reference.

                  o Copy of Registrant's Amendment to Management Agreement with James Investment Research, Inc. for the James
                        Balanced: Golden Rainbow Fund (f.k.a. The James Golden Rainbow Fund), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

            (ii)  Investment Advisory Agreement for The James Small Cap Fund

                  o Copy of Registrant's Management Agreement with James Investment Research, Inc. for The James Small Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on September 22, 1998, is hereby incorporated by reference.

                  o Copy of Registrant's Amendment to Management Agreement with James Investment Research, Inc. for the James Small Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

            (iii) Investment Advisory Agreement for The James Market Neutral
                  Fund

                  o Copy of Registrant's Management Agreement with James Investment Research, Inc. for The James Market Neutral Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on September 22, 1998, is hereby incorporated by reference.

                  o Copy of Registrant's Amendment to Management Agreement with James Investment Research, Inc. for the James Market Neutral Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

            (iv)  Investment Advisory Agreement for The James Equity Fund

                  o Copy of Registrant's Management Agreement with James Investment Research, Inc. for The James Equity Fund (f.k.a. The James Large Cap Plus Fund), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 1, 2000, is hereby incorporated by reference.

                  o Copy of Registrant's Amendment to Management Agreement with James Investment Research, Inc. for the James Equity Fund (formerly, The James Large Cap Plus Fund), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

            (v)   Investment Advisory Agreement for the James Mid Cap Fund

                  o Copy of Registrant's Management Agreement with James Investment Research, Inc. for the James Mid Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

            (vi) Investment Advisory Agreement for the James Long-Short Fund is filed herewith.

      e. Underwriting Agreement between The James Advantage Funds and Unified Financial Securities, Inc.

            Copy of Registrant's Underwriting Agreement with Unified Financial Securities, Inc. is filed herewith.

      f.    Not Applicable

      g.    Custodian Agreement with Firstar Bank, N.A.

            Copy of Registrant's Agreement with the Custodian, Firstar Bank, N.A. (formerly, Star Bank, N.A.), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on May 22, 1998, is hereby incorporated by reference.

            Copy of Registrant's Amendment to Agreement with the Custodian, U.S. Bank, N.A. (formerly, Firstar Bank, N.A.), which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 15 on November 7, 2006, is hereby incorporated by reference.

      h.    (i)   Second Amended And Restated Administration Agreement

            Copy of Registrant's Second Amended And Restated Administration Agreement with JPMorgan Chase Bank, N.A. is filed herewith.

            (ii)  Second Amended And Restated Accounting Services Agreement

            Copy of Registrant's Second Amended And Restated Accounting Services Agreement with JPMorgan Chase Bank, N.A. is filed herewith.

            (iii) Second Amended And Restated Transfer, Dividend Disbursing,
                  Shareholder Service And Plan Agency Agreement

            Copy of Registrant's Second Amended And Restated Transfer, Dividend Disbursing, Shareholder Service And Plan Agency Agreement with JPMorgan Chase Bank, N.A. is filed herewith.

            (iv) Copy of i-Compliance Services Agreement with Integrated Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on September 2, 2005, is hereby incorporated by reference. Copy of Registrant's Amendment to i-Compliance Services Agreement is filed herewith.

      i.    Opinion and Consent of Counsel

            (i)   Copy of Opinion and Consent of Counsel is filed herewith

      j.    Auditor Consent.

            (i)   Consent of Deloitte & Touche LLP is filed herewith.

      k.    Not Applicable

      l.    Agreement Relating to Initial Capital

            Copy of Registrant's Agreement Relating to Initial Capital, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on May 22, 1998, is hereby incorporated by reference.

      m.    (i)   First-Amended Class A Plan of Distribution Pursuant to Rule
                  12b-1 for The Golden Rainbow Fund

            Copy of Registrant's First-Amended Class A Plan of Distribution Pursuant to Rule 12b-1 for The Golden Rainbow Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on August 30, 2002, is hereby incorporated by reference.

            (ii) Plans of Distribution Pursuant to Rule 12b-1 for The James Small Cap Fund

            Copy of Registrant's Plan of Distribution Pursuant to Rule 12b-1 for The James Small Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on September 22, 1998, is hereby incorporated by reference.

            (iii) Plans of Distribution Pursuant to Rule 12b-1 for The James
                  Market Neutral Fund

            Copy of Registrant's Plan of Distribution Pursuant to Rule 12b-1 for The James Market Neutral Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on September 22, 1998, is hereby incorporated by reference.

            (iv) First-Amended Class A Plan of Distribution Pursuant to Rule 12b-1 for The James Large Cap Plus Fund

            Copy of Registrant's First-Amended Class A Plan of Distribution Pursuant to Rule 12b-1 for The James Equity Fund (formerly, The James Large Cap Plus Fund), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on August 30, 2002, is hereby incorporated by reference.

            (v) Plan of Distribution Pursuant to Rule 12b-1 for the James Mid Cap Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on June 30, 2006, is hereby incorporated by reference.

            (vi) Plan of Distribution Pursuant to Rule 12b-1 for the James Long-Short Fund is filed herewith.

      n. Rule 18f-3 Plan for the Balanced: Golden Rainbow Fund is filed herewith.

      o.    Not Applicable

      p. Code of Ethics of The James Advantage Fund and James Investment Research, Inc.

            Copy of Code of Ethics of The James Advantage Fund and James Investment Research, Inc., as amended May 21, 2008 is filed herewith.

      q.    (i)   Power of Attorney for Leslie L. Brandon

            Copy of Power of Attorney for Leslie L. Brandon, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 on November 3, 2003, is hereby incorporated by reference.

            (ii)  Power of Attorney for Anthony P. D'Angelo

            Copy of Power of Attorney for Anthony P. D'Angelo, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 on November 3, 2003, is hereby incorporated by reference.

            (iii) Power of Attorney for Richard C. Russell

            Copy of Power of Attorney for Richard C. Russell, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 on November 3, 2003, is hereby incorporated by reference.

Item 24.    Persons Controlled by or under Common Control with Registrant

            None

Item 25. Indemnification. Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and trustees as follows:

            SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code
            Section 1701.13(E), shall govern.

            SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

            Paragraphs 8 and 9 of the Registrant's Underwriting Agreement provides for indemnification of the Trust and its Principal Underwriter, Unified Financial Securities, Inc., as follows:

            Paragraph 8. Indemnification of Trust. Underwriter agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a trustee, director, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Underwriter or any agent or employee of Underwriter or any other person for whose acts Underwriter is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust. Underwriter likewise agrees to indemnify and hold harmless the Trust and each such person in connection with any claim or in connection with any action, suit or proceeding which arises out of or is alleged to arise out of Underwriter's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares. The term "expenses" for purposes of this and the next paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with Underwriter's consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

            Paragraph 9. Indemnification of Underwriter. The Trust agrees to indemnify and hold harmless Underwriter and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Underwriter against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under this Agreement, for all of which exceptions Underwriter shall be liable to the Trust. The Trust will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification. In order that the indemnification provisions contained in this Paragraph 9 shall apply, it is understood that if in any case the Trust may be asked to indemnify Underwriter or any other person or hold Underwriter or any other person harmless, the Trust shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that Underwriter will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Trust. The Trust shall have the option to defend Underwriter and any such person against any claim which may be the subject of this indemnification, and in the event that the Trust so elects it will so notify Underwriter, and thereupon the Trust shall take over complete defense of the claim, and neither Underwriter nor any such person shall in such situation initiate further legal or other expenses for which it shall seek indemnification under this Paragraph 9. Underwriter shall in no case confess any claim or make any compromise in any case in which the Trust will be asked to indemnify Underwriter or any such person except with the Trust's written consent. Notwithstanding any other provision of this Agreement, Underwriter shall be entitled to receive and act upon advice of counsel (who may be counsel for the Trust or its own counsel) and shall be without liability for any action reasonably taken or thing reasonably done pursuant to such advice, provided that such action is not in violation of applicable federal or state laws or regulations.

      The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trust may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.    Business and Other Connections of Investment Adviser

      James Investment Research, Inc. is a registered investment adviser providing general investment advisory services to the series of The James Advantage Funds: The James Balanced; Golden Rainbow Fund, The James Small Cap Fund, The James Market Neutral Fund, The James Equity Fund, The James Mid Cap Fund and The James Long-Short Fund. James Investment Research, Inc. also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301.

      (1)   Francis E. James, Jr. - Chairman of James Investment Research, Inc.

      (2)   Barry R. James - President of James Investment Research, Inc.

            (a)   President and Trustee of The James Advantage Funds.

      (3) Ann Marie Shaw - Chief Operating Officer of James Investment Research, Inc.

      (4) Thomas L. Mangan - Senior Vice President and Chief Compliance Officer of James Investment Research, Inc.

            (a) Vice President, Treasurer, Chief Compliance Officer, Chief Financial Officer and Secretary of The James Advantage Funds.

      (5)   Suzanne Smith - Treasurer of James Investment Research, Inc.

      (6) David W. James - Senior Vice President of Research of James Investment Research, Inc.

Item 27.    Principal Underwriter

      Unified Financial Securities, Inc. serves as the principal underwriter for the Trust.

      (a) Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Dividend Growth Trust, LCM Landmark Series Trust, RiverNorth Funds, Skyhawk Funds Trust, TrendStar Investment Trust, The Penn Street Fund, Inc., Unified Series Trust, and Valued Advisers Trust.

      (b) The directors and officers of Unified Financial Securities, Inc. are as follows:

                                                                      Position
Name                           Title                                  with Trust
----                           -----                                  ----------
Daniel B. Benhase*             Director                               None
Melissa K. Gallagher**         President                              None
Stephen D. Highsmith, Jr.**    Senior Vice President and Treasurer    None
John C. Swhear**               Chief Compliance Officer               None
Edward J. Kane*                Vice President                         None
A. Dawn Story*                 Vice President                         None
Anna Maria Spurgin**           Assistant Vice President               None
D. Eric McKenzie**             Assistant Vice President               None
Karyn E. Cunningham**          Controller                             None
Richard A. Cheap*              Secretary                              None
Larry D. Case*                 Assistant Secretary                    None

      * The principal business address of these individuals is 41 S. High St. Columbus, OH 43215.

      ** The principal business address of these individuals is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

      (c) For the fiscal year ended June 30, 2008, the Trust paid $4,916 in underwriting expenses to IFS Fund Distributors, Inc, the Trust's previous underwriter.

Item 28.    Locations of Accounts and Records

            The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office at 303 Broadway, Cincinnati, Ohio 45202. Certain records, including records relating to the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's investment adviser and custodian.

Item 29.    Management Services

            Not Applicable

Item 30.    Undertakings

            Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and the State of Ohio on the 18th day of February, 2009.

                                        THE JAMES ADVANTAGE FUNDS

                                        By: /s/ Barry R. James
                                            -----------------------
                                            Barry R. James
                                            President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                Title                       Date

/s/ Barry R. James              Trustee and President          February 18, 2009
---------------------------     (principal executive
Barry R. James                  officer)


/s/ Thomas L. Mangan            Treasurer,                     February 18, 2009
---------------------------     (principal financial and
Thomas L. Mangan                accounting officer)


Leslie L. Brandon*              Trustee


Anthony P. D'Angelo*            Trustee


Richard C. Russell*             Trustee


*By: /s/ Donald S. Mendelsohn
     ------------------------
     Donald S. Mendelsohn
     Attorney-in-Fact
     February 18, 2009

                            POST-EFFECTIVE AMENDMENT

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
                         EXHIBIT NAME                             EXHIBIT NUMBER
--------------------------------------------------------------------------------
Copy of Amendment No. 10 to Registrant's Declaration of Trust     23.a
--------------------------------------------------------------------------------
Investment Advisory Agreement for the James Long-Short Fund       23.d.vi
--------------------------------------------------------------------------------
Underwriting Agreement with Unified Financial Securities, Inc.    23.e
--------------------------------------------------------------------------------
Second Amended And Restated Administration Agreement with         23.h.i
JPMorgan Chase Bank, N.A.
--------------------------------------------------------------------------------
Second Amended And Restated Accounting Services Agreement         23.h.ii
with JPMorgan Chase Bank, N.A.
--------------------------------------------------------------------------------
Second Amended And Restated Transfer, Dividend Disbursing,        23.h.iii
Shareholder Service And Plan Agency Agreement with JPMorgan
Chase Bank, N.A.
--------------------------------------------------------------------------------
Amendment to i-Compliance Services Agreement                      23.h.iv
--------------------------------------------------------------------------------
Consent of Legal Counsel                                          23.i.i
--------------------------------------------------------------------------------
Auditor Consent                                                   23.j.i
--------------------------------------------------------------------------------
Plan of Distribution Pursuant to Rule 12b-1 for the James Long-   23.m.vi
Short Fund
--------------------------------------------------------------------------------
Rule 18f-3 Plan for the Balanced: Golden Rainbow Fund             23.n
--------------------------------------------------------------------------------